Exhibit 10.2
Execution Version
AMENDMENT NO. 5 AND WAIVER
WITH RESPECT TO TERM LOAN DIP CREDIT AGREEMENT
          This AMENDMENT NO. 5 AND WAIVER, dated as of December 28, 2007 (this “Amendment”), is entered into by and among DURA OPERATING CORP., a Delaware corporation, a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (the “Company”), DURA AUTOMOTIVE SYSTEMS, INC., a Delaware corporation, a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (“Holdings”), certain SUBSIDIARIES OF HOLDINGS AND COMPANY, each a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, as Guarantors, the lenders from time to time party to the Term Loan DIP Credit Agreement (as defined below) (the “Lenders”), GOLDMAN SACHS CREDIT PARTNERS L.P., as Administrative Agent (together with its permitted successors in such capacity, the “Administrative Agent”), as Collateral Agent and as Sole Book Runner, Joint Lead Arranger and Syndication Agent and BANK OF AMERICA, N.A., as Issuing Bank and Credit-Linked Deposit Bank.
RECITALS:
          WHEREAS, the Company, Holdings, the Lenders, the Administrative Agent and the other parties thereto have entered into that certain Senior Secured Super-Priority Debtor in Possession Term Loan and Guaranty Agreement, dated as of October 31, 2006 (as amended as of the date hereof, as amended hereby and as further amended, modified or restated from time to time, the “Term Loan DIP Credit Agreement”). Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Term Loan DIP Credit Agreement; and
          WHEREAS, the Company desires to amend the Term Loan DIP Credit Agreement, among other things, to extend the Maturity Date; and
          WHEREAS, the Company has requested that the Lenders (i) consent to certain restructuring transactions to be consummated on or after the Effective Date (as defined below), as described on Schedule I attached hereto (such transactions, the “Canadian Restructuring Transactions”), (ii) upon the effectiveness of the Canadian Restructuring Transactions, release the Canadian Subsidiaries transferred pursuant to the terms of the Canadian Restructuring Transactions (collectively, the “Transferred Credit Parties”) from their obligations under Section 7 of the Term Loan DIP Credit Agreement and from their Obligations under the Collateral Documents and (iii) waive compliance with certain provisions of the Term Loan DIP Credit Agreement solely with respect to permitting the Canadian Restructuring Transactions; and
          WHEREAS, concurrently with the execution of this Amendment, the Company, Holdings, the Revolving Administrative Agent, and the various lenders under the Revolving DIP Credit Agreement will have entered into that certain Amendment No. 4 and Waiver with respect to the Revolving DIP Credit Agreement, dated as of the date hereof (the “Revolving DIP Fourth Amendment”); and
          WHEREAS, the Administrative Agent and the Lenders have agreed, subject to the limitations and conditions set forth herein, to amend or otherwise modify the Term Loan DIP Credit Agreement, and to effect certain consents and waivers as set forth herein.
          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. CONSENTS AND WAIVERS
     1.1. Consent to Canadian Restructuring Transactions. As of the Effective Date (as defined below):
     (a) The Requisite Lenders hereby consent to the Company and its Subsidiaries consummating the Canadian Restructuring Transactions, provided, that except to the extent expressly contemplated in this Amendment, no Default or Event of Default shall have occurred which is continuing or would result upon giving effect to the Canadian Restructuring Transactions. The organizational and structural changes, asset transfers (including intercompany obligations and indebtedness), transactions with affiliates, issuance of Capital Stock by any Subsidiary and Investments pursuant to the Canadian Restructuring Transactions and, in each case, to the extent set forth on Schedule I, shall be deemed permitted for the purposes of Sections 5.10, 6.1, 6.2, 6.7, 6.9, 6.10 and 6.12 of the Term Loan DIP Credit Agreement and Sections 4.1(b)(iii), 4.1(b)(v), 4.4.1(a)(ii), 4.4.2(b)(i)(a) and 4.4.4 of the Pledge and Security Agreement on and after the Effective Date, and the Company and its Subsidiaries shall not be required to comply with any prior notice requirements as set forth in the Credit Documents to consummate the Canadian Restructuring Transactions. Upon consummation of each applicable step of the Canadian Restructuring Transactions, in accordance with Section 5.10(d) of the Term Loan DIP Credit Agreement, the Company agrees to provide a Foreign Collateral Agreement with respect to 66% of the Capital Stock of the newly formed German partnership described on Schedule 1, which shall be a direct Subsidiary of the Company following consummation of the Canadian Restructuring Transactions, within 15 Business Days of the consummation of the Canadian Restructuring Transactions (or such later date as agreed by the Collateral Agent); and
     (b) the Requisite Lenders hereby acknowledge that the Administrative Agent and the Collateral Agent are authorized, pursuant to Section 9.8(a) of the Term Loan DIP Credit Agreement, to release each Transferred Credit Party from its Guaranty and to release the Liens upon the assets and Capital Stock of each such Transferred Credit Party and Dura Holdings Germany GmbH.
     1.2. Consent to Amendment of the Final Order. As of the Effective Date, the Requisite Lenders and the Administrative Agent hereby consent to a modification of the Final Order for the sole purpose of reducing the Carve-Out Cap (as defined in paragraph 18(iii) of the Final Order) from $10,000,000 to $5,000,000.
SECTION 2. AMENDMENTS
     2.1. Amendments to the Term Loan DIP Credit Agreement. As of the Effective Date:
     (a) Section 1.1 (Definitions) of the Term Loan DIP Credit Agreement is hereby amended by inserting the following definition in such Section 1.1 in the appropriate place to preserve the alphabetical order of the definitions in such Section 1.1:
          “Fifth Amendment Effective Date” means December 28, 2007.
     (b) Section 1.1 (Definitions) of the Term Loan DIP Credit Agreement is hereby amended by replacing “December 31, 2007” in clause (i) of the definition of “Maturity Date” with “January 31, 2008”;
     (c) Section 2.8(a) (Interest on Loans) of the Term Loan DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

     (a) Except as otherwise set forth herein, each Loan shall bear interest on the unpaid principal amount thereof from the date made through repayment (whether by acceleration or otherwise) thereof as follows:
     (i) if a Base Rate Loan, at the Base Rate plus 2.25% per annum; or
     (ii) if a LIBOR Loan, at the LIBOR Rate plus 3.25% per annum;
provided, however, that following December 31, 2007 (and notwithstanding any provision of Section 2.9 below), all Loans shall automatically be deemed to be Base Rate Loans and shall accrue interest pursuant to clause (a)(i) above.
     (d) Section 2.10 (Default Interest) of the Term Loan DIP Credit Agreement is hereby amended by (i) inserting immediately after the words “during the continuance of an Event of Default” the following: “, and at all times following December 31, 2007 (whether or not an Event of Default has occurred which is continuing) and (ii) inserting the following proviso at the end of the final sentence thereof: “provided, however, that in the event that any Event of Default occurs following December 31, 2007, there shall be no additional increase in the interest rate from that provided for in this Section 2.10.”
     (e) Section 2.20(b) (Withholding of Taxes) of the Term Loan DIP Credit Agreement is hereby amended by inserting, immediately after the words “provided, no such additional amount shall be required to be paid to any Lender under clause (iii) above except”, the following:
     (A) to the extent that such amount is with respect to a deduction or withholding of a Tax imposed by the United States in respect of the payment of Synthetic L/C Fees to any Lender, but then only to the extent that, if such payment were of interest on the Loans (instead of a Synthetic L/C Fee) such Lender would have been entitled to receive payment of such interest gross of any withholding or deduction (after giving effect to, and compliance with, the other provisions hereof) or (B)
     (f) Section 5.1 (Financial Statements and Other Reports) of the Term Loan DIP Credit Agreement is hereby amended by inserting after Section 5.1(n), a new Section 5.1(o) as follows:
     (o) not later than 2:00 pm (New York time) on Friday of each week, an updated rolling cash flow forecast for the following 13-week period (in substantially similar form to that provided to the Administrative Agent on the Fifth Amendment Effective Date).
     (g) Section 6.8(b) (Maximum Consolidated Capital Expenditures) of the Term Loan DIP Credit Agreement is hereby amended by inserting a new row (immediately below the existing last row) into the table found in such Section as follows:

Period	Specified Amount
Fifth Amendment Effective Date — January 31, 2008	$9,000,000
     (h) Section 8.1(c) (Events of Default) of the Term Loan DIP Credit Agreement is hereby amended by inserting “Section 5.1(o) (to the extent that such failure is not remedied or waived within 2 days),” immediately after the words “Section 5.1(f),”.

SECTION 3. AMENDMENT FEES
     3.1. Amendment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each consenting Lender for which the Administrative Agent shall have received (by facsimile or otherwise) an executed signature page hereto, an amendment fee (the “Amendment Fee”) in an amount equal to 1.25% of the aggregate outstanding principal amount of Loans and Synthetic L/C Exposure of each such consenting Lender, which fee shall be earned, due and payable on the Effective Date.
     3.2. Additional Amendment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender, an additional amendment fee (the “Additional Amendment Fee”) in an amount equal to 1.25% of the aggregate outstanding principal amount of Loans and Synthetic L/C Exposure of each such consenting Lender on the Effective Date, which fee shall be earned on the Effective Date and shall be due and payable on the earliest of (i) January 31, 2008 and (ii) the date on which the Loans or the Synthetic L/C Exposure is repaid in whole or in part in connection with any refinancing thereof.
SECTION 4. CONDITIONS PRECEDENT TO EFFECTIVENESS
     4.1. Effectiveness of Waivers, Consents and Amendments. The effectiveness of the waivers, consents and amendments set forth in Sections 1 and 2 hereof is subject to the satisfaction, or waiver, of the following conditions on or before December 31, 2007 (or such later date as the Administrative Agent and the Company may agree) (the “Effective Date”):
     (a) the Administrative Agent shall have received this Amendment, duly executed by each of the Credit Parties, the Administrative Agent, the Issuing Bank and Credit-Linked Deposit Bank and each Lender;
     (b) the Administrative Agent shall have received the Revolving DIP Fourth Amendment, which shall extend the maturity date and the availability period under the Revolving DIP Credit Agreement to not earlier than January 31, 2008 and which shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent, duly executed by the parties thereto, and the “Effective Date”, as defined therein, shall have occurred substantially contemporaneously with the Effective Date hereunder;
     (c) the Administrative Agent shall have received (for distribution to the Lenders) a rolling 13-week cash-flow forecast commencing January 1, 2008 for Holdings and its Subsidiaries, in form and substance reasonably satisfactory to the Administrative Agent, and such additional documents, instruments and information as the Administrative Agent may reasonably request;
     (d) counsel to the Administrative Agent shall have engaged, at the Company’s reasonable expense, a financial advisor on terms reasonably satisfactory to the Administrative Agent;
     (e) the representations and warranties set forth in Section 5 hereof shall be true and correct in all material respects as of the Effective Date;
     (f) the Borrower shall have paid to the Administrative Agent the Amendment Fee; and
     (g) the Bankruptcy Court shall have approved, pursuant to one or more Orders in form and substance reasonably satisfactory to the Administrative Agent, (i) the terms of this Amendment, (ii) the payment of all fees and expenses required to be paid by the Borrower hereunder or under the Credit

Agreement, including, without limitation, the Amendment Fee and the Additional Amendment Fee set forth in Section 3 above and (iii) the continuing Super Priority Nature of Obligations and Lenders’ Liens as set forth in Section 2.24 of the Term Loan DIP Credit Agreement and as more fully set forth and provided for in the Orders.
SECTION 5. REPRESENTATIONS AND WARRANTIES
     5.1. Representations and Warranties. The Company and each other Credit Party hereby represents and warrants that:
     (a) Corporate Power and Authority. Subject to the Orders and the entry of the Bankruptcy Court order described in Section 4.1(g), each Credit Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated hereby in all material respects, and perform its obligations under the Term Loan DIP Credit Agreement and the other Credit Documents, in each case in all material respects.
     (b) Authorization of Agreements. Subject to the Orders and the entry of the Bankruptcy Court order described in Section 4.1(g), the execution and delivery of this Amendment has been duly authorized by all necessary corporate or equivalent action on the part of each Credit Party that is a party thereto.
     (c) No Conflict. Subject to the Orders and the entry of the Bankruptcy Court order described in Section 4.1(g), the execution and delivery by each Credit Party of this Amendment does not and will not (a) violate any provision of any material law or any material governmental rule or regulation applicable to Holdings or any of its Subsidiaries, any of the Organizational Documents of Holdings or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government in any jurisdiction binding on Holdings or any of its Subsidiaries; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Material Contract of Holdings or any of its Subsidiaries; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of Secured Parties, and the Liens securing the Revolving Credit Obligations); or (d) require any material approval of stockholders, members or partners or any material approval or material consent of any Person under any Material Contract of Holdings or any of its Subsidiaries, except for such material approvals or material consents which will be obtained on or before the Effective Date and disclosed in writing to Lenders and such material approvals or material consents required to be obtained in the ordinary course of business.
     (d) Governmental Consents. Subject to the Orders and the entry of the Bankruptcy Court order described in Section 4.1(g), no action, consent or approval of or notice to, registration or other action by any Governmental Authority is required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Term Loan DIP Credit Agreement and the other Credit Documents.
     (e) Binding Obligation. This Amendment has been duly executed and delivered by each Credit Party that is a party thereto and is the legally valid and binding obligation of such Credit Party, and subject to the Orders and the entry of the Bankruptcy Court order described in Section 4.1(g), enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

     (f) Incorporation of Representations and Warranties From Term Loan DIP Credit Agreement. The representations and warranties contained in Section 4 of the Term Loan DIP Credit Agreement are and will be true, correct and complete in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
     (g) Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.
SECTION 6. ACKNOWLEDGMENT AND CONSENT
     (a) Each of Holdings and certain Subsidiaries of the Company has (i) guaranteed the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure its obligations under the Term Loan DIP Credit Agreement and the Collateral Documents subject to the terms and provisions of the Term Loan DIP Credit Agreement and the Collateral Documents. Each of Holdings and certain Subsidiaries of the Company who have guaranteed the Obligations are collectively referred to herein as the “Credit Support Parties”, and the Term Loan DIP Credit Agreement and the Collateral Documents are collectively referred to herein as the “Credit Support Documents”.
     (b) Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Term Loan DIP Credit Agreement and this Amendment and consents to the amendment and waiver of the Term Loan DIP Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all “Obligations” under each of the Credit Support Documents, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such “Obligations” under each of the Credit Support Documents, as the case may be, in respect of the Obligations of the Company now or hereafter existing under or in respect of the Term Loan DIP Credit Agreement and the Collateral Documents.
     (c) Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.
     (d) The Company and each Credit Support Party acknowledges and agrees that, except as expressly provided herein, nothing in the Term Loan DIP Credit Agreement, the Pledge and Security Agreement, this Amendment or any other Credit Document shall be deemed to constitute an amendment to or waiver of any Default or Event of Default, or an indication of the Administrative Agent’s or Lender’s willingness to amend or waive, any other provisions of the Credit Documents.
SECTION 7. MISCELLANEOUS
     (a) Binding Effect. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders.

     (b) Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     (c) Reference to Term Loan DIP Credit Agreement. On and after the Effective Date, each reference in the Term Loan DIP Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Term Loan DIP Credit Agreement, and each reference in the other Credit Documents to the “Term Loan DIP Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Term Loan DIP Credit Agreement shall mean and be a reference to the Term Loan DIP Credit Agreement as amended by this Amendment.
     (d) Effect on Credit Agreement. Except as specifically amended, modified or supplemented by this Amendment, the Term Loan DIP Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.
     (e) Execution. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Term Loan DIP Credit Agreement or any of the other Credit Documents.
     (f) Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
     (g) APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OTHER THAN THOSE OF THE STATE OF NEW YORK.
     (h) Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of a counterpart by facsimile or electronic transmission (e.g., .tif file or .pdf file) shall constitute delivery of an original counterpart.
     (i) Fees and Expenses. Holdings, the Company and each other Credit Party each hereby agrees to pay on demand all reasonable fees and expenses of Kaye Scholer LLP, to the extent not exceeding $50,000, incurred in connection with this Amendment or the other Credit Documents, all of which fees and expenses shall be Obligations secured by the Collateral.
     (j) Credit Document. This Amendment is a Credit Document (as defined in the Term Loan DIP Credit Agreement).
[The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.
DURA OPERATING CORP.
DURA SPICEBRIGHT, INC.
ADWEST ELECTRONICS, INC.
ATWOOD AUTOMOTIVE, INC.
ATWOOD MOBILE PRODUCTS, INC.
CREATION GROUP HOLDINGS, INC
CREATION GROUP, INC.
CREATION GROUP TRANSPORTATION, INC.
CREATION WINDOWS, INC.
DURA AUTOMOTIVE SYSTEMS CABLE OPERATIONS, INC.
DURA AUTOMOTIVE SYSTEMS OF INDIANA, INC.
DURA GLOBAL TECHNOLOGIES, INC.
KEMBERLY, INC.
MARK I MOLDED PLASTICS OF TENNESSEE, INC.
SPEC-TEMP., INC.
UNIVERSAL TOOL & STAMPING COMPANY, INC.

By:	/s/ Theresa Skotak

Name:
Title:
[SIGNATURE PAGE TO AMENDMENT No. 5 to TERM LOAN DIP CREDIT AGREEMENT]

DURA SHIFTER L.L.C.

By: DURA OPERATING CORP.,
Its: SOLE MEMBER

By:	/s/ Theresa Skotak

Name:
Title:

DURA AIRCRAFT OPERATING COMPANY, LLC

By: DURA OPERATING CORP.,
Its: SOLE MEMBER

By:	/s/ Theresa Skotak

Name:
Title:

DURA BRAKE SYSYEMS, L.L.C.

By: DURA OPERATING CORP.,
Its: SOLE MEMBER

By:	/s/ Theresa Skotak

Name:
Title:

DURA CABLES NORTH LLC

By: ATWOOD AUTOMOTIVE, INC.,
Its: SOLE MEMBER

By:	/s/ Theresa Skotak

Name:
Title:
[SIGNATURE PAGE TO AMENDMENT No. 5 to TERM LOAN DIP CREDIT AGREEMENT]

DURA CABLES SOUTH LLC

By: ATWOOD AUTOMOTIVE, INC.,
Its: SOLE MEMBER

By:	/s/ Theresa Skotak
Name:
Title:

DURA FREMONT L.L.C.
DURA GLADWIN L.L.C.
DURA MANCELONA L.L.C.
DURA SERVICES L.L.C.

By:	/s/ Theresa Skotak
Name:
Title:
[SIGNATURE PAGE TO AMENDMENT No. 5 to TERM LOAN DIP CREDIT AGREEMENT]

CREATION WINDOWS, LLC
KEMBERLY, LLC

By:	/s/ Theresa Skotak
Name:
Title:

AUTOMOTIVE AVIATION PARTNERS, LLC

By: DURA AIRCRAFT OPERATING COMPANY, LLC,
Its: MANAGING MEMBER

By: DURA OPERATING CORP.,
Its: SOLE MEMBER

By:	/s/ Theresa Skotak
Name:
Title:

DURA G.P.

By: DURA OPERATING CORP.,
Its: MANAGING GENERAL PARTNER

By:	/s/ Theresa Skotak
Name:
Title:
[SIGNATURE PAGE TO AMENDMENT No. 5 to TERM LOAN DIP CREDIT AGREEMENT]

TRIDENT AUTOMOTIVE, L.P.

By: TRIDENT AUTOMOTIVE LIMITED, Its: GENERAL PARTNER

By:	/s/ Theresa Skotak
Name:
Title:

TRIDENT AUTOMOTIVE, L.L.C.

By: TRIDENT AUTOMOTIVE CANADA, CO.,
Its: MANAGING MEMBER

By:	/s/ Theresa Skotak
Name:
Title:

PATENT LICENSING CLEARINGHOUSE L.L.C.

By: MARK I MOLDED PLASTICS OF TENNESSEE, INC.,
Its: SOLE MEMBER

By:	/s/ Theresa Skotak
Name:
Title:
[SIGNATURE PAGE TO AMENDMENT No. 5 to TERM LOAN DIP CREDIT AGREEMENT]

DURA AUTOMOTIVE CANADA ULC
By:	/s/ Theresa Skotak
Name:
Title:

DURA AUTOMOTIVE SYSTEMS (CANADA), LTD.
By:	/s/ Theresa Skotak
Name:
Title:

DURA OPERATING CANADA LP, by its general partner, DURA AUTOMOTIVE SYSTEMS OF INDIANA, INC.
By:	/s/ Theresa Skotak
Name:
Title:

DURA ONTARIO, INC.
By:	/s/ Theresa Skotak
Name:
Title:

DURA CANADA LP, by its general partner, DURA ONTARIO, INC.
By:	/s/ Theresa Skotak
Name:
Title:

DURA HOLDINGS ULC
By:	/s/ Theresa Skotak
Name:
Title:
[SIGNATURE PAGE TO AMENDMENT No. 5 to TERM LOAN DIP CREDIT AGREEMENT]

DURA HOLDINGS CANADA LP, by its general partner, DURA HOLDINGS ULC
By:	/s/ Theresa Skotak
Name:
Title:

TRIDENT AUTOMOTIVE LIMITED
By:	/s/ Theresa Skotak
Name:
Title:

TRIDENT AUTOMOTIVE CANADA CO.
By:	/s/ Theresa Skotak
Name:
Title:
[SIGNATURE PAGE TO AMENDMENT No. 5 to TERM LOAN DIP CREDIT AGREEMENT]

GOLDMAN SACHS CREDIT PARTNERS L.P., as Administrative Agent, Collateral Agent, Sole Bookrunner, Joint Lead Arranger, Syndication Agent and a Lender
By:	/s/ Douglas Tansey
	Name:	Douglas Tansey
	Title:	Authorized Signatory
[SIGNATURE PAGE TO AMENDMENT No. 5 to TERM LOAN DIP CREDIT AGREEMENT]

BANK OF AMERICA, N.A. as Issuing Bank and Credit-Linked Deposit Bank
By:	/s/ Thomas M. Merron
	Name:	Thomas M. Merron
	Title:	Senior Vice President
[SIGNATURE PAGE TO AMENDMENT No. 5 to TERM LOAN DIP CREDIT AGREEMENT]

WIND RIVER CLO I LTD. By: McDonnell Investment Management, LLC, as Manager as a Lender under the Term Loan DIP Credit Agreement
By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director

WIND RIVER CLO II — TATE INVESTORS, LTD. By: McDonnell Investment Management, LLC, as Manager as a Lender under the Term Loan DIP Credit Agreement
By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director

MCDONNELL LOAN OPPORTUNITY LTD. By: McDonnell Investment Management, LLC, as Investment Manager as a Lender under the Term Loan DIP Credit Agreement
By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director

GANNETT PEAK CLO I, LTD. By: McDonnell Investment Management, LLC, as Investment Manager as a Lender under the Term Loan DIP Credit Agreement
By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT No. 5 to TERM LOAN DIP CREDIT AGREEMENT]

ILLINOIS STATE BOARD OF INVESTMENT By: McDonnell Investment Management, LLC, as Manager

as a Lender under the Term Loan DIP Credit Agreement
By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director

SANKATY ADVISORS, LLC as Collateral Manager for Prospect Funding I, LLC as Term Lender as a Lender under the Term Loan DIP Credit Agreement
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer, Assistant Secretary

SANKATY HIGH YIELD PARTNERS II, L.P. as a Lender under the Term Loan DIP Credit Agreement
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer, Assistant Secretary

SANKATY HIGH YIELD PARTNERS III, L.P. as a Lender under the Term Loan DIP Credit Agreement
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer, Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT No. 5 to TERM LOAN DIP CREDIT AGREEMENT]

ATLAS LOAN FUNDING (CENT 1) LLC By: RiverSource Investments, LLC Attorney in Fact as a Lender under the Term Loan DIP Credit Agreement
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

CENT CDO 12 LIMITED By: RiverSource Investments, LLC as Collateral Manager as a Lender under the Term Loan DIP Credit Agreement
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

CENT CDO 14 LIMITED By: RiverSource Investments, LLC as Collateral Manager as a Lender under the Term Loan DIP Credit Agreement
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

CENT CDO 15 LIMITED By: RiverSource Investments, LLC as Collateral Manager as a Lender under the Term Loan DIP Credit Agreement
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

[SIGNATURE PAGE TO AMENDMENT No. 5 to TERM LOAN DIP CREDIT AGREEMENT]

RIVERSOURCE BOND SERIES, INC. — RIVERSOURCE FLOATING RATE FUND as a Lender under the Term Loan DIP Credit Agreement
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

OESTERREICHISCHE VOLKSBANKEN-AKTIENGESELLSCHAFT 1090 Vienna, Kolingasse 10 Austria/Europe [NAME OF LENDER], as a Lender under the Term Loan DIP Credit Agreement
By:	/s/ Alexander Kitz
	Name:	Alexander Kitz
	Title:	Director

By:	/s/ Gerd Mōdemdorfer
	Name:	Gerd Mōdemdorfer
	Title:	Credit Analyst

THE BANK OF NOVA SCOTIA as a Lender under the Term Loan DIP Credit Agreement
By:	/s/ Ronald Doohey
	Name:	Ronald Doohey
	Title:	Director

TRUST D (for a portion of the assets of the Kodak Retirement Income Plan), as a Lender under the Term Loan DIP Credit Agreement
By:	/s/ Steven S. Rogers
	Name:	Steven S. Rogers
	Title:	Authorized Person

[SIGNATURE PAGE TO AMENDMENT No. 5 to TERM LOAN DIP CREDIT AGREEMENT]

LIBERTY VIEW LOAN FUND, LLC, as a Lender under the Term Loan DIP Credit Agreement
By:	/s/ Steven S. Rogers
	Name:	Steven S. Rogers
	Title:	Authorized Person

THALES HOLDINGS LTD as a Lender under the Term Loan DIP Credit Agreement
By:	/s/ A. Aadel Shaaban
	Name:	A. Aadel Shaaban
	Title:	PM

GRAND CENTRAL ASSET TRUST, GAIA SERIES as a Lender under the Term Loan DIP Credit Agreement
By:	/s/ Adam Kaiser
	Name:	Adam Kaiser
	Title:	Attorney-in-fact

HORESHOE BEND SPIRET LOAN TRUST By: Wilmington Trust Company not in its invidual capacity but solely as trustee as a Lender under the Term Loan DIP Credit Agreement
By:	/s/ Ian P. Monigle
	Name:	Ian P. Monigle
	Title:	Financial Services Officer

ALJ CAPITAL I, L.P., as a Lender under the Term Loan DIP Credit Agreement
By:	/s/ Lawrence B. Gill
	Name:	Lawrence B. Gill
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT No. 5 to TERM LOAN DIP CREDIT AGREEMENT]

ALJ CAPITAL II, L.P., as a Lender under the Term Loan DIP Credit Agreement
By:	/s/ Lawrence B. Gill
	Name:	Lawrence B. Gill
	Title:	Authorized Signatory

Denali Capital LLC, managing member of DC Funding
Partners LLC, portfolio manager for DENALI CAPITAL
CREDIT OPPORTUNITY FUND FINANCING, LTD., or an affiliate

as a Lender under the Term Loan DIP Credit Agreement

By:	/s/ John P. Thacker
	Name:	John P. Thacker
	Title:	Chief Credit Offices

CFPS as a Lender under the Term Loan DIP Credit Agreement
By:	/s/ Gregory W. Frenzel
	Name:	Gregory W. Frenzel
	Title:	Managing Director

TACONIC TRADING LLC as a Lender under the Term Loan DIP Credit Agreement
By:	/s/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT No. 5 to TERM LOAN DIP CREDIT AGREEMENT]

Schedule 1
to
Amendment No. 5, Waiver and Forbearance Agreement
CANADIAN RESTRUCTURING TRANSACTIONS
See attached.